SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 20, 2005

ECB BANCORP, INC.

(Exact name of registrant as specified in its charter)

North Carolina	000-24753	56-2090738
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Post Office Box 337 Engelhard, North Carolina	27824
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (252) 925-9411

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On December 20, 2005, our Board of Directors declared a cash dividend of $0.16 per share of our common stock, payable on January 17, 2006, to shareholders of record on January 3, 2006. On an annualized basis, our 2005 dividend of $0.64 per share represents a 12.3% increase over the annual dividend in 2004 of $0.57 per share. A copy of our press release is being furnished as Exhibit 99.1 to this Report.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits. The following exhibit is furnished with this Report:

Exhibit No.	Exhibit Description
99.1	Copy of our press release dated December 20, 2005

Disclosures About Forward Looking Statements

The discussions included in this Report and its exhibits may contain statements that could be considered to be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act. Forward-looking statements are statements that include projections, predictions, expectations or beliefs about future events or results or otherwise are not statements of historical fact. Those statements often are characterized by the use of qualifying words (and their derivatives) such as “expect,” “believe,” “estimate,” “plan,” “project,” “anticipate,” or other statements concerning opinions or judgments of our management about future events. Those statements are inherently subject to risks, uncertainties and other factors that may cause our actual results, or the actual outcome of the matters discussed in the statements, to be materially different from historical results or any results or outcome expressed or implied by the statements themselves. Factors that could influence the accuracy of those forward-looking statements include, but are not limited to, customer acceptance of our services, products and fee structure, the financial success or changing strategies of our customers, the competitive nature of the financial services industry and our ability to compete effectively against other financial institutions, weather and similar conditions, particularly the effect of hurricanes on our banking, loan production and operations facilities and on our customers and the communities in which we do business, actions of government regulators, the level of market interest rates, and general economic conditions. Further information about factors and risks that could affect our business, financial condition and results of operations are included in the reports we file with the Securities and Exchange Commission. Copies of those reports are available through our Internet website at www.ecbbancorp.com or directly through the Commission’s website at www.sec.gov.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, we have duly caused this Report to be signed on our behalf by the undersigned thereunto duly authorized.

ECB BANCORP, INC.
(Registrant)

Date: December 20, 2005	By:	/S/ Gary M. Adams
Gary M. Adams
Chief Financial Officer

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